SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 8, 2002
                                 Date of report
                        (Date of earliest event reported)


                            ZEVEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                     001-12965                       87-0462807
-----------------------           ---------------                ---------------
(State of Incorporation)           (Commission                  (I.R.S.Employer
                                   File Number)              Identification No.)


                             4314 Zevex Park Lane,
                           Salt Lake City, Utah 84123
                    (Address of Principal Executive Offices)


         Issuer's Telephone Number, Including Area Code: (801) 264-1001
                                 --------------


                                      None
          (Former Name of Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure

The following reproduces the certifications provided by the Registrant's Chief Executive Officer and Chief Financial Officer that accompanied the Registrant's Form 10-Q filed August 8, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. McNally, certify to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZEVEX International, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002 as filed with the Securities and Exchange Commission on August 8, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/  David J. McNally

David J. McNally
Chief Executive Officer
August 8, 2002

I, Phillip L. McStotts, certify to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ZEVEX International, Inc. (the "Company") on Form 10-Q for the quarter ending June 30, 2002 as filed with the Securities and Exchange Commission on August 8, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/  Phillip L. McStotts

Phillip L. McStotts
Chief Financial Officer
August 8, 2002